UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 17, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On September 22, 2010, Voyager Oil & Gas, Inc. (the “Company”) received aggregate commitments for a $15,000,000 loan (the “Loan”) in the form of 12.00% Senior Secured Promissory Notes (the “Notes”) provided by certain accredited investors (the “Investors”) for the purpose of financing future drilling and development activities.

Proceeds from the Notes will be used primarily to fund developmental drilling on the Company’s significant acreage positions targeting the Denver-Julesberg Basin Niobrara formation through its joint venture with Slawson Exploration and the Williston Basin Bakken/Three Forks.

The Loan bears interest at the rate of 12.00% per annum and is payable monthly beginning on October 1, 2010.  All principal will be due and payable on the ultimate maturity date of the Loan.

Pursuant to the Loan, the Investors will also have a first priority security interest on all of the Company’s assets, on a pari passu basis with each other.

The Notes mature one year from their date of issuance, with an optional one-year extended term and will be subject to the usual and customary financial covenants.

The Company may pre-pay the Notes at a price of one hundred two percent (102%) of face value during the initial twelve months, and may pre-pay the Notes at any time without penalty during the extended term.

The Notes yielded cash proceeds of $14,775,000 net of fees.  The Company paid a success fee equal to one percent (1.0%) of the proceeds raised from the Loan to unrelated finders.

Item 2.02               Results of Operations and Financial Condition.

On September 22, 2010 the Company provided an operations update related to drilling and completion activity in its Williston Basin Bakken and Three Forks, D-J Basin Niobrara and Tiger Ridge prospects.

D-J Basin Niobrara

The Company is participating on a heads-up basis for a 50% working interest in Slawson Exploration’s (“Slawson”) 48,000 core net acre position in Weld County, Colorado and Laramie County, Wyoming.  Slawson has drilled to total depth the first two gross wells targeting the Niobrara formation and a third well is currently drilling.  These initial test wells are the first of up to 60 gross wells planned over the next 24 months in the drilling program.  By the end of 2010, the Company expects to have spud 5 gross (2.5 net) Niobrara wells.  Fracture stimulation and production results on the wells are expected in the fourth quarter of 2010.

Williston Basin Bakken and Three Forks

The Company currently controls approximately 24,000 net acres in the Williston Basin, primarily in Williams and McKenzie Counties, North Dakota and Richland County, Montana.  The Company has spud ten gross Bakken wells, of which two are in production.  By the end of 2010, the Company expects to spud 15 gross Bakken wells.  In 2011, the Company expects to spud approximately 35 gross and 5 net Bakken wells.

Tiger Ridge Natural Gas

The Company controls approximately 65,000 net acres in and around the Tiger Ridge Gas Field in North-Central Montana.  The Company is currently conducting seismic testing and plans to participate in the drilling of three initial wells operated by Devon Energy The first two wells in the series have spud and a third is planned for the fourth quarter of 2010.

Heath Oil Shale

The Company owns 33,500 net acres targeting the Heath Oil Shale of Central Montana.  The Company has begun to see substantial permitting and drilling activity in the area.

RECENT WELL ACTIVITY

Well Name	Status	Spud Date	Well Type	Partner	Interest	IP/BOEPD	ST

Ripper #1-22H	Producing	11/23/2009	Horizontal Bakken	Slawson	1.11%	2,369	ND

Ross-Alger 6-7 #1H	Producing	4/21/2010	Horizontal Bakken	Brigham	7.71%	3,070	ND

Larsen 3-10 #1H	Completing	5/17/2010	Horizontal Bakken	Brigham	0.10%		ND

Andre 5501 13-4H	Completing	6/14/2010	Horizontal Bakken	Oasis	11.06%		ND

Vixen #1-19-30H	Completing	6/24/2010	Horizontal Bakken	Slawson	2.28%		ND

Ellis 5602 42-8H	Completing	7/21/2010	Horizontal Bakken	Oasis	0.22%		ND

Somerset 5602 12-17H	Drilling	7/24/2010	Horizontal Bakken	Oasis	3.59%		ND

Knoshaug 14-11 #1-H	Drilling	7/30/2010	Horizontal Bakken	Brigham	0.52%		ND

Horne 5603 44-9H	Preparing	8/24/2010	Horizontal Bakken	Oasis	0.37%		ND

Lostwood 13-25H	Drilling	9/15/2010	Horizontal Bakken	EOG	0.52%	ND

Bushwacker 24-11-67	Completing	7/8/2010	Horizontal Niobrara	Slawson	50.00%	CO

Moonshine #1-36H	Completing	8/4/2010	Horizontal Niobrara	Slawson	50.00%	CO

Outlaw #1-16H	Drilling	9/8/2010	Horizontal Niobrara	Slawson	50.00%	CO

Bonus LLC 28-15-27-19	Completing	7/1/2010	Conventional Gas	Devon	38.28%	MT

State 24-09-27-19	Completing	6/15/2010	Conventional Gas	Devon	35.78%	MT

State 26-01-27-19	Proposed	8/15/2010	Conventional Gas	Devon	21.88%	MT

SAFE HARBOR

This report contains forward-looking statements regarding future events and the Company’s future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report, such as statements regarding the Company’s business strategy and prospects, are forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions about future events and involve inherent risks and uncertainties.  Important factors (many of which are beyond the Company’s control) could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which the Company conducts business; fluctuations in commodities prices, particularly oil and natural gas; competition in obtaining rights to explore oil and gas reserves; and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices.

A copy of the press release which the Company issued reporting the foregoing information is attached as Exhibit 99.1.  The information in this Item 2.02, and the press release attached hereto as Exhibit 99.1, shall be deemed to be “filed” under the Exchange Act.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Loan mentioned above, the Company became obligated on a direct financial obligation in the total amount of $15,000,000.  The Loan accrues interest at a rate of 12.00% per annum and is due one year from the date of issuance.  Principal and interest on the Loan are payable in cash.  Interest will be payable monthly beginning on October 1, 2010.  All principal will be due and payable on the ultimate maturity date of the Loan.

Item 1.01 is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Form of 12.00% Senior Secured Promissory Note issued to certain investors.

	10.1	Security Agreement dated September 22, 2010.

	10.2	Mortgage, Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated September 22, 2010.

	99.1	Press release dated September 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2010

VOYAGER OIL & GAS, INC.

/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

VOYAGER OIL & GAS, INC.

Date of Report:	Commission File No.:
September 17, 2010	0-50848

Exhibit No.	ITEM

4.1	Form of 12.00% Senior Secured Promissory Note issued to certain investors.

10.1	Security Agreement dated September 22, 2010.

10.2	Mortgage, Collateral Real Estate Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated September 22, 2010.

99.1	Press Release dated September 22, 2010.